Exhibit 99.1

January 30, 2015 Lender Presentation PROPRIETARY AND CONFIDENTIAL. This document contains copyrighted, proprietary and confidential information of Altisource Solutions S.à r.l. and/or its affiliates (collectively, “Altisource”) that may constitute trade secret and/or legally privileged information. Any disclosure, copying, distribution or use of any of the information contained herein that is not expressly permitted by Altisource in writing is STRICTLY PROHIBITED. Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource.

Forward-Looking Statements, Estimates and Non-GAAP Measures This presentation contains forward-looking statements. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe” and similar expressions. We caution that forward-looking statements are subject to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. These statements include those regarding future events, our Company performance, or estimates or projections relating to the future. Factors which could cause actual results to differ materially from these forward-looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of, stability of and events that may have a material impact on our customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation includes estimates related to our December 31, 2014 cash and cash equivalents and long-term debt balances. These estimates are unaudited and represent the most current information available to management. Since we have not yet completed our closing procedures for the quarter ended December 31, 2014, these estimates are preliminary, are based on management’s internal estimates and are subject to further internal review by management and approval by our Audit Committee. There can be no assurance that final December 31, 2014 cash and cash equivalents and long-term debt balances will not differ materially from these estimated results. Accordingly, you should not place undue reliance on these estimates. During the course of closing our financial statements for the quarter ended and year ended December 31, 2014, we may identify items that would require us to make adjustments that may be material to the cash and cash equivalents and long-term debt balances described in this presentation and, as a result, these estimates are subject to the risks and uncertainties inherent in forward-looking statements described above. Altisource management utilizes certain non-GAAP measures such as earnings before interest, taxes, depreciation and amortization, or EBITDA, as a key metric in evaluating its financial performance. EBITDA should be considered in addition to, rather than as a substitute for, income before income taxes, net income attributable to Altisource and cash flows from operations. This non-GAAP measure is presented as supplemental information and reconciled to net income attributable to Altisource in the Appendix.

We believe Ocwen’s existing Non-GSE portfolio provides a long-term stream of revenue and earnings to Altisource Ocwen’s Existing Non-GSE Portfolio 1 Attributable to Altisource 2 Excludes service revenue and pretax income related to the Financial Services segment’s mortgage charge-off collections services 3 See Appendix (Slide 10) for assumptions used to develop the information herein

Growth Initiatives Real Estate Marketplace Expand our innovative online real estate marketplace Grow our property management and renovation services business Mortgage Marketplace Grow our origination services and technologies Attract new clients to our comprehensive default related businesses

Growth Milestones - 2015 Real Estate Marketplace Expand our innovative online real estate marketplace Grow our property management and renovation services business Mortgage Marketplace Grow our origination services and technologies Attract new clients to our comprehensive default related businesses Q1 Q2 Q3 Q4 Aggressively sell and onboard new customers Integrate origination toolkit Develop and distribute existing and new products to cooperative members Cross sell Altisource’s other real estate offerings Provide a leading online customer experience to help buyers and sellers of homes transact more easily with greater transparency Support the growing renovation, property management and leasing business Launch new branding and marketing materials Become Top 10 real estate brokerage

2015 Scenarios $ millions Scenario A3 Scenario B4 Average of the financial information from Scenarios A and B Service Revenue $804 $935 $870 GAAP Pretax Income1 $61 $130 $96 GAAP Net Income Attributable to Altisource $57 $122 $90 EBITDA1 2 $162 $229 $196 1 Attributable to Altisource 2 EBITDA is a non-GAAP measure defined and reconciled in the Appendix 3 Represents the low end of all assumptions listed in the Appendix (Slides 11 and 12) 4 Represents the high end of all assumptions listed in the Appendix (Slides 11 and 12)

2015 Scenarios $ millions Scenario A3 Scenario B4 Average of the financial information from Scenarios A and B Cash at December 31, 2014 $160 $160 $160 2015 EBITDA attributable to Altisource1 162 229 196 2015 Interest expense (30) (28) (29) 2015 Income tax expense (4) (8) (6) 2015 Capital expenditures (35) (35) (35) 2015 Contractual debt repayments2 (6) (6) (6) Pro forma cash before share or debt repurchases or other operating, investing or financing activities $247 $312 $280 Long-term debt at December 31, 2014 $592 $592 $592 2015 Contractual debt repayments2 (6) (6) (6) Pro forma long term-debt at December 31, 20154 $586 $586 $586 1 EBITDA is a non-GAAP measure defined and reconciled in the Appendix 2 Represents 1% annual amortization and does not include repayments, if any, that would be required under the provisions of the SSTL if Net Debt to EBITDA exceeds certain amounts 3 Represents the low end of all assumptions listed in the Appendix (Slides 11 and 12) 4 Represents the high end of all assumptions listed in the Appendix (Slides 11 and 12)

2015 Scenarios $ millions Scenario A4 Scenario B5 Average of the financial information from Scenarios A and B Pro forma long-term debt at December 31, 20151 / EBITDA2 6 3.6 2.6 3.0 Pro forma 2015 Net debt3 / EBITDA2 6 2.1 1.2 1.6 EBITDA2 6 / Interest expense 5.4 8.2 6.8 (EBITDA2 6 – Capex) / Interest expense 4.2 6.9 5.6 1 Pro forma long-term debt at December 31, 2015 is calculated on Slide 6 2 EBITDA is a non-GAAP measures defined and reconciled in the Appendix 3 Net debt is calculated as pro forma debt at December 31, 2015 less pro forma cash before share or debt repurchases or other operating, investing or financing activities. See calculation on Slide 6 4 Represents the low end of all assumptions listed in the Appendix (Slides 11 and 12) 5 Represents the high end of all assumptions listed in the Appendix (Slides 11 and 12) 6 Attributable to Altisource

Appendix Non-GAAP Measures9 Assumptions10 Investor Relations Information13

Non-GAAP Measures Earnings before interest, taxes, depreciation and amortization, or EBITDA, is a non-GAAP measure used by our Chief Operating Decision Maker, existing investors and potential investors to measure Altisource’s performance The following is a reconciliation of GAAP net income attributable to Altisource to EBITDA attributable to Altisource: Reconciliation ($ in millions) 2015 Scenario A1 2015 Scenario B2 Average of Scenarios A and B Net income attributable to Altisource $57 $122 $90 Income tax expense 4 8 6 Interest expense 30 28 29 Depreciation 31 31 31 Intangible asset amortization 40 40 40 EBITDA attributable to Altisource $162 $229 $196 1 Represents low end of all assumptions listed in Slides 11 and 12 2 Represents high end of all assumptions listed in Slides 11 and 12

Assumptions - Ocwen’s Existing Non-GSE Portfolio 1 Service revenue per delinquent Non-GSE loan reflects a possible change in billing that results in certain services that were historically revenue from reimbursable expenses revenue becoming service revenue 2015 2016 2017 2018 2019 Service Revenue - Mortgage Services Non-GSE loans on REALServicing: Annual reduction in loan count 10% 11% 12% 12% 12% Average delinquency rate 22.5% 21.4% 21.0% 20.6% 20.1% Annual service revenue per delinquent loan1 $1,700 $1,700 $1,700 $1,700 $1,700 Service Revenue - Technology Services Non-GSE loans on REALServicing: Average number of loans 1,306 1,169 1,035 911 801 Annual service revenue per loan $40 $40 $40 $40 $40 Pretax Income Attributable to Altisource as % of Service Revenue Mortgage Services 40% 40% 40% 40% 40% Technology Services 10% 10% 10% 10% 10%

Assumptions - 2015 Scenarios 1 2015 Service revenue per delinquent Non-GSE loan reflects a possible change in billing that results in certain services that were historically reimbursable expenses revenue becoming service revenue 2 These are Altisource's internal estimates and are not intended to convey the intention of our customer Scenario A Scenario B Low End of Assumptions High End of Assumptions Mortgage Services Default related services Non-GSE loans on REALServicing: Average delinquency rate 22.0% 23.0% Average number of delinquent loans (000s) 284 300 Service revenue per delinquent loan1 $1,650 $1,750 GSE loans on REALServicing: Average delinquency rate 5.5% 6.0% Estimated number of loans transferred from REALServicing in 2015 (000s)2 600 300 Average number of delinquent loans (000s) 39 52 Service revenue per delinquent loan $350 $400 Other default related Service revenue ($ mn) $20 $30 Origination related services U.S. loan originations ($ bn) $1,100 $1,300 Average Lenders One share of U.S. loan origination market 16.0% 17.0% Origination related service revenue expressed as basis points of loans originated by Lenders One members 1.50 2.00 Other Service revenue ($ mn) $15 $20

Assumptions - 2015 Scenarios 1 2014 service revenue included approximately $32 million of acquisition related deferred revenue recognized during 2014 Acquisition related deferred revenue was fully recognized in 2014 2 Attributable to Altisource Scenario A Scenario B Low End of Assumptions High End of Assumptions Financial Services: Service revenue ($ mn) Asset Recovery Management $50 $55 Customer Relationship Management $50 $58 Technology Services Loans on REALServicing Average number of loans serviced by Ocwen on REALServicing (000s) 1,997 2,173 Service revenue per loan $40.0 $42.0 Other Technology Service revenue ($ mn)1 $80 $90 Interest expense ($ mn) $30 $28 Corporate expenses ($ mn) $70 $65 Pretax income2 as a percentage of service revenue Mortgage Services 30% 32% Financial Services 12% 16% Technology Services -9% 0% Consolidated 8% 14% Income tax rate 6% 6% Average number of diluted shares (000s) 21,500 20,100

About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries offering both distribution and content. We leverage proprietary business process, vendor and electronic payment management software and behavioral science based analytics to improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Exchange NASDAQ Global Select Market Ticker ASPS Headquarters Luxembourg Employees More than 8,900 Investor Relations Information